ALLIED OWNERS
                                  ACTION FUND



                                 ANNUAL REPORT






                               September 30, 2000

November 1, 2000

Dear Shareholders,

      The first six months of the Allied Owners Action Fund were painful to shareholders, and not just shareholders in the Fund. The day we opened, the Nasdaq Composite Index stood at an all-time high of 5,050. It then proceeded to drop 40 percent. Our stocks did only slightly better.

      However, the first six months were also a time of great excitement and education. I remain confident that we have selected companies of strong intrinsic value and that we will help (or force if necessary) them to realize that value. The Fund never depended on the stock market to make our companies more valuable, which would mean guessing what someone will pay in the future. We're not psychologists. The Fund depends on our skeptical and thorough analysis of what the assets of our target companies are worth; and our determination and skill to make sure they deliver that worth to shareholders.

      We have received a lot of publicity, made a lot of friends (including many of you) and gained powerful allies. But none of this matters if we cannot translate it into stock price increases. Employee Solutions was our first announced target company. We had a rocky start with management; we even had trouble getting them on the telephone. But we persevered and now are working hand-in-hand to restructure the company's balance sheet. Unfortunately, I am forbidden by confidentiality agreement to discuss the progress in this effort. I will say that I believe in the long-term value of this company and believe that the Fund has played, and will continue to play, an important role in maximizing shareholder value.

      Comshare was our second announced target company. This started friendlier than Employee Solutions, but we have yet to get management or the board to go along with any of our proposals. On a positive note, management has entered into a dialogue with us they even posted on the eRaider website. And I believe that some of the changes that they initiated in the company's marketing plans and website are due to the suggestions made at the eRaider website and in my discussions with them. If we do not make more progress on our formal proposals to them, we will consider working to replace the board of directors or soliciting purchasers for the Company.

      Jameson Inns was our third announced target company. We started out with some governance issues, primarily that the CEO and Chairman of the Company was also sole owner of its main business partner, so he negotiated both sides of every contract. We have suspended efforts to cure that as we support the Company's effort to protect itself from the slowdown in business travel and rising interest rates. We will take the governance issues up again early in 2001, and submit shareholder proposals to fix the problem.

      The Fund is a long-term investment. It takes months to acquire a stake in our targets without moving the price, then more months to establish a useful relationship with the board and management. After that the real work of increasing shareholder value begins. While I am unhappy with the Net Asset Value of the Fund, it does not make me doubt our long-term vision. I believe we will be successful because this is the right way to invest. The stock market will go up and down in between, but I hope the Fund can do better than the market by paying attention to its companies. I thank you for the faith you have shown in the idea and the Fund. I hope my next annual report letter will be able to boast about some success stories and a double-digit Net Asset Value. However, I can promise only that my next annual report letter will describe extensive and creative efforts to help the share price of our target companies.


Professor Aaron Brown
CEO, Allied Owners Action Fund
CEO, Privateer Asset Management




[GRAPH DEPICTED HERE]

GRAPH SHOWS THE COMPARISON OF A $10,000 INVESTMENT BETWEEN THE ALLIED OWNERS ACTION FUND, THE NASDAQ COMPOSITE AND RUSSELL 2000 INDEXES FROM MARCH 9, 2000 TO SEPTEMBER 30, 2000.


               ALLIED OWNERS ACTION                 NASDAQ COMPOSITE                 RUSSELL 2000
               --------------------                 ----------------                 ------------

                          TOTAL        ENDING     TOTAL RETURN    ENDING     TOTAL RETURN         ENDING
   DATE          NAV      SHARES        VALUE     FOR PERIOD      VALUE      FOR PERIOD           VALUE
   ----          ---      ------        -----     ----------      -----      ----------           -----
 09-Mar-00      10.00   1,000.000      10,000                     10,000                          10,000
 31-Mar-00       9.41   1,000.000       9,410      -9.3926%        9,061      -10.9711%            8,903
 30-Apr-00       9.47   1,000.000       9,470     -15.5650%        7,650       -6.0196%            8,367
 31-May-00       7.15   1,000.000       7,150     -11.8930%        6,741       -5.8328%            7,879
 30-Jun-00       7.95   1,000.000       7,950      16.6373%        7,862        8.7409%            8,568
 31-Jul-00       7.59   1,000.000       7,590      -5.0130%        7,468       -3.1260%            8,300
 31-Aug-00       7.48   1,000.000       7,480      11.6800%        8,340        7.5847%            8,929
 30-Sep-00       7.34   1,000.000       7,340     -12.6670%        7,284       -2.9616%            8,665



                           ALLIED OWNERS ACTION FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 2000



                                                                      MARKET
SHARES                                                            VALUE (NOTE 2)
------                                                            --------------
              COMMON STOCKS - 75.82%
              BUILDING- HEAVY CONSTRUCTION - 4.30%
     75,700   The Goldfield Corp.*                                 $     56,775
                                                                   ------------

              DATA PROCESSING MANAGEMENT - 22.99%
     71,400   Comshare, Inc.*                                           303,450
                                                                   ------------

              HUMAN RESOURCES - 18.41%
  1,110,100   Employee Solutions, Inc.*                                 243,112
                                                                   ------------

              OIL FIELD MACHINERY AND EQUIPMENT - 2.28%
     17,200   Industrial Holdings, Inc.*                                 30,100
                                                                   ------------

              REAL ESTATE - 27.84%
     49,000   Jameson Inns, Inc.                                        367,500
                                                                   ------------

              TOTAL COMMON STOCKS
              (Cost $1,231,741)                                       1,000,937
                                                                   ------------

              SHORT TERM INVESTMENTS - 7.57%
     49,995   Federated Government Obligations Fund                      49,995
     49,999   Highmark Diversified Money Market Fund                     49,999
                                                                   ------------

              TOTAL SHORT TERM INVESTMENTS
              (Cost  $99,994)                                            99,994
                                                                   ------------

              TOTAL INVESTMENTS
              (Cost $1,331,735)A                        83.40%        1,100,931
              CASH AND OTHER ASSETS LESS LIABILITIES    16.60%          219,153
                                                        -----      ------------
              TOTAL NET ASSETS                         100.00%     $  1,320,084
                                                                   ============

(A)At September 30, 2000 the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.
*  Non-income producing security.


                       See notes to financial statements.



                           ALLIED OWNERS ACTION FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000

ASSETS
     Investments in securities, at market value
        (cost $1,331,735)   (Note 2) ......................    $1,100,931
     Cash .................................................       152,589
     Receivable for securities sold .......................        61,696
     Dividends and interest receivable ....................        12,217
     Receivable for Fund shares sold ......................           550
                                                              -----------
        Total Assets ......................................     1,327,983
                                                              -----------

LIABILITIES
     Payable for securities purchased .....................         4,802
     Accrued advisory fees (Note 3) .......................         3,097
                                                              -----------
        Total Liabilities .................................         7,899
                                                              -----------

        Net Assets ($7.34 per share based on 179,855 shares
         of capital stock oustanding) .....................   $ 1,320,084
                                                              ===========

NET ASSETS
     Paid in capital ......................................   $ 1,713,860
     Undistributed net investment income ..................        13,176
     Net realized loss from investment transactions .......      (176,148)
     Net unrealized depreciation on investments ...........      (230,804)
                                                              -----------
                                                               $1,320,084
                                                              ===========






                       See notes to financial statements.


                           ALLIED OWNERS ACTION FUND
                            STATEMENT OF OPERATIONS
                        For the Period from March 9, 2000
               (commencement of operations) to September 30, 2000


INVESTMENT INCOME
     Dividends .....................................   $  14,700
     Interest ......................................       5,489
                                                       ---------
     Total investment income .......................      20,189
                                                       ---------

EXPENSES
     Advisory fees (Note 3) ........................       7,013
                                                       ---------
     Total expenses ................................       7,013
                                                       ---------
        Net investment income ......................      13,176
                                                       ---------

NET REALIZED AND UNREALIZED LOSSES
     ON INVESTMENTS
     Net realized loss from investment transactions     (176,148)
     Net change in unrealized depreciation
        on investments .............................    (230,804)
                                                       ---------
     Net realized and unrealized loss on investments    (406,952)
                                                       ---------
     Net decrease in net assets resulting
        from operations ............................   $(393,776)
                                                       =========




                       See notes to financial statements.



                           ALLIED OWNERS ACTION FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                      For the period
                                                      from March 9, 2000
                                                      (commencement
                                                      of operations) to
                                                      September 30, 2000
                                                      ------------------
OPERATIONS
Net investment income ..............................   $    13,176
Net realized loss from investment transactions .....      (176,148)
Net change in unrealized depreciation on investments      (230,804)
                                                       -----------
Net decrease in net assets resulting from operations      (393,776)
                                                       -----------


FUND SHARE TRANSACTIONS
Proceeds from Fund shares sold .....................       724,213
Payments for Fund shares redeemed ..................       (10,353)
                                                       -----------
Net increase in net assets derived from
        Fund share transactions ....................       713,860

NET ASSETS
Beginning of Period ................................     1,000,000
                                                       -----------
End of Period (including undistributed
net investment income of $13,176) ..................   $ 1,320,084
                                                       ===========









                       See notes to financial statements.

                           ALLIED OWNERS ACTION FUND
                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000

NOTE 1.  ORGANIZATION

The Allied Owners Action Fund (the "Fund"), is organized as a Maryland Corporation incorporated on July 12, 1999 and commenced operations on March 9, 2000. The Fund is registered as an open end, non-diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's business and affairs are managed by its officers under the direction of the Board of Trustees. The Fund's investment objective is to seek maximum capital appreciation and will accept high risk.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States.

A. VALUATION OF INVESTMENTS - Securities for which market quotations are readily available are valued at the bid price. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service following procedures adopted by the Board of Trustees. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.
B. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.
E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           ALLIED OWNERS ACTION FUND
                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000

NOTE 3.  INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENT

      The Fund has an investment advisory agreement ("the Agreement") with Privateer Asset Management Inc. ("Advisor"). Under this Agreement, the Advisor provides the Fund with all investment, compliance and administrative services to the Fund for a fee equal, on an annual basis, to 1.00% of the Fund's average daily net assets. The Agreement will remain in effect for two years from the date of its initial approval, and is subject to annual approval by the Fund's Board of Trustees for one-year periods thereafter. Pursuant to such Agreement, during the Agreement term the Advisor has agreed to pay all Fund operating expenses (excluding its advisory fee). The Fund may cancel this contract at any time on 60 days written notice to the Advisor, and after the first anniversary of the date the Fund is declared effective, the Advisor may terminate this contract on 60 days written notice to the Fund.

      The Advisor is permitted to subcontract such services as necessary. It currently has contracts with American Data Services, Inc. ("ADS"), to provide administrative, stock transfer and accounting services. It has a contract with Union Bank of California, N.A. to act as custodian.

      The Fund has adopted a plan (called a 12b-1 plan) allowing the Advisor to spend up to 1% of the Fund's average daily net assets on distribution activities. Neither the Fund nor the Advisor has paid any 12b-1 fees for the period ending September 30, 2000.

NOTE 4.  INVESTMENT TRANSACTIONS

      During the period ended September 30, 2000, purchases and proceeds from sales and maturities of investments, excluding short term securities were as follows:

        NON-GOVERNMENT  GOVERNMENT      NON-GOVERNMENT  GOVERNMENT
        PURCHASES       PURCHASES          SALES          SALES
        ---------       ---------          -----          -----
        $ 1,891,216     $ 373,150       $ 483,318       $ 374,340


NOTE 5.  SHAREHOLDERS' TRANSACTIONS

Following is a summary of shareholder transactions for the Fund:

Shares sold ............................... 81,197
Shares redeemed ........................... (1,342)
                                            ------
                                            79,855
                                            ======

                           ALLIED OWNERS ACTION FUND
                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 2000

NOTE 6.  BENEFICIAL INTEREST

      The number of shareholders each owning beneficially or of record 5% or more of a class of shares of a Fund outstanding as of September 30, 2000 is 3 and the total percentage of the class of shares of the Fund held by such shareholders is 68.72%.

NOTE 7.  RELATED PARTY TRANSACTIONS

      Certain owners of Privateer Asset Management, Inc. beneficially own 63.24% of the Fund. These individuals may receive benefits from any management fee paid to the Advisor.



                           ALLIED OWNERS ACTION FUND

                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA

Selected data based on a share outstanding throughout the period indicated

                                                    September 30, 2000
                                                    ------------------

Net asset value, beginning of period* ...............   $      10.00
Income (loss) from investment operations:
        Net investment incomeA ......................           0.08
        Net realized and unrealized loss
        on investments ..............................          (2.74)
                                                        ------------
Total from investment operations ....................          (2.66)
                                                        ------------

Net asset value, end of period ......................   $       7.34
                                                        ============

Total return# .......................................         (26.60%)

Net assets (in thousands) ...........................  $       1,320

Ratio of expenses to average net assets^ ............           1.00%

Ratio of net investment income to average net assets^           1.88%

Portfolio Turnover Rate# ............................           6.59%


*     For the period March 9, 2000 (commencement of operations) to September 30,
      2000.
^     Annualized.
#     Non-Annualized.
A     Amount was computed based on average shares outstanding during the period.







                       See notes to financial statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the
Board of Directors of the Allied Owners Action Fund:

      We have audited the accompanying statement of assets and liabilities of the Allied Owners Action Fund (a Maryland corporation), including the schedule of investments in securities, as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the period from March 9, 2000 to September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Allied Owners Action Fund as of September 30, 2000, the results of its operations, changes in its net assets and financial highlights for the period from March 9, 2000 to Septemer 30, 2000 in conformity with accounting principles generally accepted in the United States.


                                           ARTHUR ANDERSEN LLP


New York, New York
November 17, 2000

Investment Adviser
Privateer Asset Management Inc.
372 Central Park West
New York, NY  10025


Administrator
American Data Services, Inc.
150 Motor Parkway, Suite 109
Hauppauge, NY 11788


Custodian
Union Bank of California
475 Sansome Street, 15th Floor
San Francisco, CA  94145


Legal Counsel
Goodwin, Procter & Hoar LLP
599 Lexington Avenue
New York, NY  10022



Independent Auditors
Arthur Andersen  LLP
1345 Avenue of the Americas
New York, NY  10105



Transfer Agent and Dividend Disbursing Agent
American Data Services, Inc.
150 Motor Parkway, Suite 109
Hauppauge, NY 11788




This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.